UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2009
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Blvd., Houston, Texas		77027-3415
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.01 Changes in Control of Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-10.1
EX-10.2

Item 1.01. Entry into a Material Definitive Agreement.
Supplemental Indentures
     On February 26, 2009, Weatherford International Ltd., a Bermuda exempted company (“Weatherford-Bermuda”), Weatherford International Ltd., a Swiss joint stock corporation (“Weatherford-Switzerland”), and Weatherford International Inc., a Delaware corporation (“Weatherford-Delaware”), entered into supplemental indentures (the “Supplemental Indentures”), with respect to the following indentures, pursuant to which Weatherford-Switzerland guarantees all of Weatherford-Bermuda’s and Weatherford-Delaware’s liabilities and obligations under the following:
•	the Indenture, dated May 17, 1996, relating to $350,000,000 principal amount of 6.625% Senior Notes due 2011 issued by Weatherford-Delaware;

•	Indenture, dated October 1, 2003, relating to the following debt securities issued by Weatherford-Bermuda: (i) $250,000,000 principal amount of 4.95% Senior Notes due 2013; (ii) $500,000,000 principal amount of 5.15% Senior Notes due 2013; (iii) $350,000,000 principal amount of 5.50% Senior Notes due 2016; (iv) $500,000,000 principal amount of 6.00% Senior Notes due 2018; (v) $600,000,000 principal amount of 6.50% Senior Notes due 2036; (vi) $500,000,000 principal amount of 7.00% Senior Notes due 2038; (vii) $1,000,000,000 principal amount of 9.625% Senior Notes due 2019; and (viii) $250,000,000 principal amount of 9.875% Senior Notes due 2039; and

•	Indenture, dated June 18, 2007, relating to the following debt securities issued by Weatherford-Delaware: (i) $600,000,000 principal amount of 5.95% Senior Notes due 2012; (ii) $600,000,000 principal amount of 6.35% Senior Notes due 2017; and (iii) $300,000,000 principal amount of 6.80% Senior Notes due 2037.
     The Supplemental Indentures are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Warrant Assignment
     On February 26, 2009, Weatherford-Bermuda and Weatherford-Switzerland entered into a Warrant Assignment and Assumption Agreement (the “Assignment Agreement”) regarding outstanding warrants to purchase an aggregate of 12.9 million common shares of Weatherford-Bermuda, par value $1.00 per share (the “Weatherford-Bermuda Common Shares”), at an exercise price of $15.00 per share (collectively, the “Warrants”).
     Under the Assignment Agreement, Weatherford-Bermuda assigned to Weatherford-Switzerland, and Weatherford-Switzerland assumed, all of Weatherford-Bermuda’s rights and obligations under the Warrants. As a result, the holders of the Warrants are entitled to receive, in accordance with the terms of the Warrants, one Weatherford-Switzerland registered share (collectively, the “Weatherford-Switzerland Registered Shares”) on exercise of the Warrants in lieu of each Weatherford-Bermuda Common Share that they were entitled to receive upon exercise of the Warrants. The Assignment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Assumption and Amendment of Stock Plans
     On February 25, 2009, Weatherford-Switzerland and Weatherford-Bermuda entered into an Assumption and General Amendment Agreement pursuant to which, among others:
•	Weatherford-Bermuda assigned to Weatherford-Switzerland, and Weatherford-Switzerland assumed, the following equity incentive plans of Weatherford-Bermuda, including all award or grant documents or agreements thereunder: Weatherford International Ltd. Non-Employee Director Stock Option Agreements; Weatherford International Ltd. 2006 Omnibus Incentive Plan; Weatherford International Ltd. Restricted Share Plan; and Weatherford International, Inc. 1998 Employee Stock Option Plan.

•	Weatherford-Bermuda assigned to Weatherford-Switzerland, and Weatherford-Switzerland assumed, the employment agreements between Weatherford-Bermuda and each of Jessica Abarca, Andrew P. Becnel, M. David Colley, Bernard J. Duroc-Danner, Stuart E. Ferguson, Carel W. Hoyer, James M. Hudgins, Burt M. Martin, and Keith R. Morley (the “Executives”), which agreements are dated effective as of December 31, 2008.

•	Weatherford-Bermuda assigned to Weatherford-Switzerland, and Weatherford-Switzerland assumed, the obligations to issue or cause to be issued shares under the following benefit plans of Weatherford-Bermuda: Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan; Weatherford International, Inc. Foreign Executive Deferred Compensation Stock Plan; and Weatherford International Ltd. Deferred Compensation Plan for Non-Employee Directors. The plans remain plans of Weatherford-Bermuda and were not assumed by Weatherford-Switzerland.
     The Assumption and General Amendment Agreement also provides that references to Weatherford-Bermuda in the employment agreements between Weatherford-Delaware and each of the Executives, which agreements are dated effective as of January 1, 2009 (other than the agreements of Messrs. Hudgins and Hoyer, which are dated effective as of February 9, 2009), will be references to Weatherford-Switzerland. These employment agreements remain agreements of Weatherford-Delaware and were not assumed by Weatherford-Switzerland. Further, references to Weatherford-Bermuda in the equity-incentive plans, benefits plans and other employment agreements noted above were also changed to references to Weatherford-Switzerland. Also, all awards or grants under the equity-incentive plans continue to be exercisable, issuable, held, available or vest upon the same terms and conditions as under the previously-existing awards or grants, except that upon the exercise, issuance, holding, availability or vesting of those awards or grants, Weatherford-Switzerland Registered Shares are now issuable or available, or benefits or other amounts determined, in lieu of Weatherford-Bermuda Common Shares.
     This agreement is effective as of immediately prior to the effective time of the Transaction (as such term is defined in Item 8.01 below).
     The Assumption and General Amendment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.
     The description of the Transaction under Item 8.01 is incorporated herein by reference. As a result of the Transaction, Weatherford-Bermuda became a direct, wholly-owned subsidiary of Weatherford-Switzerland.
Item 8.01 Other Events.
     On February 26, 2009, Weatherford-Bermuda and Weatherford-Switzerland completed a share exchange transaction under the terms of a share exchange agreement, dated as of December 10, 2008 (the “Share Exchange Agreement”), effected by way of a scheme of arrangement under Bermuda law (the “Scheme of Arrangement”), for purposes of changing our place of incorporation from Bermuda to Switzerland (collectively, the “Transaction”). In the Transaction, each holder of Weatherford-Bermuda Common Shares outstanding immediately prior to the Transaction received one Weatherford-Switzerland Registered Share in exchange for each outstanding Weatherford-Bermuda Common Share. As a result of the Transaction, Weatherford-Bermuda became a direct, wholly-owned subsidiary of Weatherford-Switzerland.
     Prior to the Transaction, the Weatherford-Bermuda Common Shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”) under the symbol “WFT.” As a result of the Transaction, all of the Weatherford-Bermuda Common Shares were exchanged for Weatherford-Switzerland Registered Shares. Accordingly, Weatherford-Bermuda requested that the NYSE file with the Securities and Exchange Commission (the “Commission”) a Form 25 to remove the Weatherford-Bermuda Common Shares from listing on the NYSE. Weatherford-Bermuda expects to file a Form 15 with the Commission to terminate the registration of the Weatherford-Bermuda Common Shares and suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.
     Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Weatherford-Switzerland Registered Shares are deemed registered under Section 12(b) of the Exchange Act. The Weatherford-Switzerland Registered Shares were approved for listing on the NYSE and began trading under the symbol “WFT,” the same symbol under which the Weatherford-Bermuda Common Shares previously traded, on February 26, 2009.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
4.1	Fifth Supplemental Indenture, dated as of February 26, 2009, among Weatherford International, Inc., a Delaware corporation, Weatherford International Ltd., a Bermuda exempted company, Weatherford International Ltd., a Swiss joint stock corporation, and The Bank of New York, as successor trustee, to the Indenture dated as of May 17, 1996.

4.2	Third Supplemental Indenture, dated as of February 26, 2009, among Weatherford International Ltd., a Bermuda exempted company, Weatherford International, Inc., a Delaware corporation, Weatherford International Ltd., a Swiss joint stock corporation, and Deutsche Bank Trust Company Americas, as trustee, to the Indenture dated as of October 1, 2003.

4.3	Second Supplemental Indenture, dated as of February 26, 2009, among Weatherford International, Inc., a Delaware corporation, Weatherford International Ltd., a Bermuda exempted company, Weatherford International Ltd., a Swiss joint stock corporation, and Deutsche Bank Trust Company Americas, as trustee, to the Indenture dated as of June 18, 2007.

10.1	Warrant Assignment and Assumption Agreement, dated February 26, 2009, between Weatherford International Ltd., a Bermuda exempted company, and Weatherford International Ltd., a Swiss joint stock corporation.

10.2	Assumption and General Amendment Agreement, dated February 25, 2009, between Weatherford International Ltd., a Bermuda exempted company, and Weatherford International Ltd., a Swiss joint stock corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2009	WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company
	By:	/s/ Burt M. Martin
		Name:	Burt M. Martin
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
4.1	Fifth Supplemental Indenture, dated as of February 26, 2009, among Weatherford International, Inc., a Delaware corporation, Weatherford International Ltd., a Bermuda exempted company, Weatherford International Ltd., a Swiss joint stock corporation, and The Bank of New York, as successor trustee, to the Indenture dated as of May 17, 1996.

4.2	Third Supplemental Indenture, dated as of February 26, 2009, among Weatherford International Ltd., a Bermuda exempted company, Weatherford International, Inc., a Delaware corporation, Weatherford International Ltd., a Swiss joint stock corporation, and Deutsche Bank Trust Company Americas, as trustee, to the Indenture dated as of October 1, 2003.

4.3	Second Supplemental Indenture, dated as of February 26, 2009, among Weatherford International, Inc., a Delaware corporation, Weatherford International Ltd., a Bermuda exempted company, Weatherford International Ltd., a Swiss joint stock corporation, and Deutsche Bank Trust Company Americas, as trustee, to the Indenture dated as of June 18, 2007.

10.1	Warrant Assignment and Assumption Agreement, dated February 26, 2009, between Weatherford International Ltd., a Bermuda exempted company, and Weatherford International Ltd., a Swiss joint stock corporation.

10.2	Assumption and General Amendment Agreement, dated February 25, 2009, between Weatherford International Ltd., a Bermuda exempted company, and Weatherford International Ltd., a Swiss joint stock corporation.